================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JUNE 24, 2002


                               MARKET AMERICA INC.
             (Exact name of registrant as specified in its charter)



       NORTH CAROLINA                 000-23250                56-1784094
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



           1302 PLEASANT RIDGE ROAD, GREENSBORO, NORTH CAROLINA 27409 (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (336) 605-0040


================================================================================

     ITEM 5.  OTHER EVENTS

         On June 24, 2002, Market America, Inc. issued a press release announcing its financial results for the three-month period and year ended April 30, 2002 and announcing a Special Meeting of the Shareholders to be held on July 22, 2002 (the "Special Meeting"). The record date for Shareholders' Meeting, which is being held to consider a previously announced going-private transaction, is June 4, 2002.

     ITEM 7.  EXHIBITS

     (c) The following is furnished as an exhibit to this report and is incorporated herein by reference:

         99.1  Press Release, dated June 24, 2002, issued by Market America,
               Inc.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  June 24, 2002



                                         MARKET AMERICA, INC.

                                         By:  /s/ James H. Ridinger
                                             -----------------------------------
                                         Name:  James H. Ridinger
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit    Description
         -------    -----------

         99.1       Press Release, dated June 24, 2002, issued by Market
                    America, Inc.